PREPARED  BY:
JOHN  A.  GUPTON,  III
BAKER,  DONELSON,  BEARMAN  &  CALDWELL
211  COMMERCE  SUITE  1000
NASHVILLE,  TN  37201
TAX  MAP  #

                          LEASEHOLD DEED OF TRUST WITH
                   SECURITY AGREEMENT AND ASSIGNMENT OF RENTS
                    LOCATION: CITY OF HARRISONBURG, VIRGINIA
THIS LEASEHOLD DEED OF TRUST WITH SECURITY AGREEMENT AND ASSIGNMENT OF RENTS ("Deed of Trust"), shall be effective as of the first day of May, 2003 by EMERITUS CORPORATION, a Washington corporation whose address is 3131 Elliott Avenue, Suite 500, Seattle, WA 98121 (hereinafter "Grantor"), in favor of
Lawyers  Title  Insurance  Corporation, a                          whose mailing
address is                               (hereinafter "Trustee") for the benefit
of HRT HOLDINGS, INC., a Delaware corporation whose address is 3310 West End Avenue, Suite 700, Nashville, Tennessee 37203 (hereinafter "Beneficiary").
                                WITNESSETH THAT:
WHEREAS, pursuant to the terms of that Lease Agreement dated as of May 1, 2003 by and between Beneficiary, as Lessor, and Grantor, as Lessee (the "Lease Agreement") Beneficiary agreed to make a loan to Grantor in the original principal amount of Six Hundred Thousand and no/100 Dollars ($600,000); and WHEREAS, on or about May 1, 2003, Beneficiary made the loan to Grantor contemplated by the terms of the Lease Agreement and Grantor executed in favor of Beneficiary its Term Note in the original principal amount of Six Hundred Thousand and no/100 Dollars ($600,000) (the "Note"); and
WHEREAS, the Note, if not sooner due and payable in accordance with its terms, is due and payable in full by April 1, 2013 (the "Maturity Date"), unless modified, extended or renewed; and
WHEREAS, the Lease Agreement requires that the Grantor execute this Deed of Trust as security for its obligations under the Note;
NOW, THEREFORE, in consideration of the loan made to the Borrower pursuant to the Lease Agreement, as evidenced by the Note, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor by these presents does grant, bargain, sell and convey unto Trustee and Trustee's successors and assigns, for the benefit of Beneficiary, the following:
Grantor's leasehold estate created pursuant to the Lease Agreement and all extensions, renewals, and new leasehold estates hereafter obtained by Grantor, and all options and rights to purchase now or hereafter existing in favor of Grantor, pertaining to those tracts, parcels of land, and lease spaces set out in Exhibit A attached hereto and incorporated herein by this reference (the "Land");
TOGETHER with all other right, title and interest Grantor may now or hereafter have in the Land and Premises (as hereinafter defined) including any fee interest the Grantor may now own or hereafter obtain therein (or in any part thereof);
TOGETHER with all right, title and interest of Grantor in all buildings, structures, and other improvements (the buildings, structures and other improvements being collectively referred to herein as the "Improvements") now or hereafter located on the Land or any portion thereof;
TOGETHER WITH all right, title and interest of Grantor, now owned or hereafter acquired, in all easements, rights-of-way and rights (including without limitation parking and riparian rights) used in connection with the Land or the Improvements or as a means of access thereto, and all tenements, hereditaments, and appurtenances thereof and thereto whether now or hereafter existing; TOGETHER WITH all right, title and interest of Grantor, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, relating to or adjoining the Land and the Improvements, and in any and all sidewalks, parking lots, alleys, strips and gores of land adjacent to and/or used in connection with the Land and the Improvements;
TOGETHER with all right, title and interest of Grantor in all machinery, apparatus, equipment, fittings, fixtures, and other property of every kind and nature whatsoever (hereinafter collectively referred to as the "Equipment") now or hereafter located in, upon or under the Land and the Improvements or any part thereof and/or used or usable in connection with any present or future operation of the Land or Improvements, all whether now owned or hereafter acquired by Grantor, and including, but without limiting the generality of the foregoing, all heating, air-conditioning, plumbing, lighting, water heating, cooking, refrigerating, incinerating, ventilating and similar equipment, furniture and furnishings, cash registers, bars, brewing equipment and other trade fixtures and equipment, freezers, coolers and related equipment, and all building materials and equipment now or hereafter delivered to the Land and the Improvements and intended to be installed therein or thereon, and all additions thereto and replacements thereof;
TOGETHER with all of Grantor's interest and rights as lessor in and to all leases, subleases, warehouse agreements and other storage agreements (written or oral)  now  or  hereafter  affecting  the  Premises  or any part thereof (herein collectively called the "Leases") and any and all rents, issues, security deposits, guarantees, proceeds and profits which are now due or may hereafter become due by reason of the renting, leasing and bailment of the Premises or any part thereof, and the storage of property on the Premises, whether payable pursuant to a present or future Lease or otherwise growing out of any occupancy or use of the Premises (the "Rents") and all other general intangibles and accounts now or hereafter existing with respect to the Premises; TOGETHER with all of Grantor's documents, instruments, contract rights, accounts, general intangibles, and other intangible property now or hereafter existing relating to the Premises including, but not limited to, any and all construction contracts, development contracts, architectural contracts, engineering contracts, plans, specifications, drawings, surveys, bonds, licenses, permits, and other governmental approvals, and also including all general intangibles and contract rights under all leases now or hereafter in effect including all rights to return of security deposits and credits and payments  relating  to  tenant  finish  improvements;
TOGETHER with, to the extent permitted by the Lease Agreement, all the estates, interests, rights, titles, other claims or demands, including claims or demands with respect to the proceeds of, and refunds of premiums on, insurance in effect with respect thereto, which Grantor now has or may hereafter acquire in or with respect to the Premises, and any and all rights that Grantor now has or hereafter may acquire in awards made for the taking by eminent domain or condemnation, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Premises, including any awards resulting from a change of grade of streets and awards for severance damages; and
TOGETHER with all other proceeds and products of any of the foregoing of any nature or type.
TO HAVE AND TO HOLD all of Grantor's right, title and interest in and to the aforesaid Land, Improvements, Equipment, Rents, property, property rights, and other interests (all of which are collectively referred to herein as the "Premises") to the use and benefit of the Trustee and Trustee's successors and assigns.
Grantor covenants that it is the lawful leasehold owner of the Premises being conveyed hereby, has a good right to convey it, and the same is unencumbered, except for the liens granted in favor of Beneficiary under the terms of the Lease Agreement. Grantor further represents and covenants that as of the date hereof: (i) the Lease Agreement, a memorandum of which is recorded in the Clerk of the Circuit Court in Harrisonburg, Virginia, is in full force and effect,
(ii) there are no conditions or events that exist or that, with the passage of time or notice or both, would exist, that would entitle Beneficiary, in its capacity as the lessor under the Lease Agreement, to terminate the Lease Agreement and that all rents and other amounts due and payable under the Lease Agreement have been paid in full to the extent they were payable before the date of this Deed of Trust; (iii) neither Grantor, in its capacity as the lessee under the Lease Agreement, nor Beneficiary, in its capacity as the lessor under the Lease Agreement has commenced any action or given or received any notice for the purpose of terminating the Lease Agreement; (iv) the interest of the tenant under the Lease Agreement is vested in the Grantor; and (v) the quiet and peaceful possession of the Premises is vested in the Grantor under the Lease Agreement. Grantor further covenants and binds itself, its heirs, successors, and assigns, to warrant and defend the title to the Premises to Trustee and Trustee's successors and assigns forever against the lawful claims of all persons whomsoever.
THIS  CONVEYANCE  IS  MADE  UPON  THIS  SPECIAL  TRUST,  that  if Grantor shall:
          (a) Pay the indebtedness, obligations (including, without limitation, reimbursement obligations relating to letters of credit) and liabilities of Grantor with interest thereon (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to a Borrower, would accrue) now or hereafter evidenced by or outstanding under the Note, which is incorporated herein by reference, including all future advances thereunder regardless of class, which such indebtedness, obligations and liabilities if not sooner due and payable are due and payable in full on the Maturity Date and any and all modifications, extensions, renewals and replacements of any of the foregoing;
          (b) Perform all obligations of Borrower now or hereafter contained in this Deed of Trust, the Note and in any other instrument now or hereafter given to evidence or further secure the payment and performance of any obligations secured hereby, and any and all modifications, extensions, renewals and replacements thereof (hereinafter collectively referred to as the "Credit Documents").
          (c) Pay all sums advanced by Trustee or Beneficiary to protect the Premises or this Deed of Trust, with interest thereon at the Default Rate provided in the Note (all of the foregoing being collectively referred to herein as the "Secured Indebtedness"); provided, however, that upon payment in full of the portion of the Secured Indebtedness required to be paid in accordance with the terms of the Note, this conveyance shall be cancelled of record at the request and at the cost of Grantor. This conveyance is made to secure the payment  and  performance  of  all  of  the  Secured  Indebtedness.
          (d) Nothing in this Deed of Trust or any other Credit Document shall constitute the agreement by Beneficiary to assume any obligations of Grantor with respect to the Premises including, without limitation, any obligations under the Lease Agreement, and Grantor shall defend, indemnify and hold Beneficiary harmless against any claims, demands, damages, losses, liabilities, costs, expenses, or other obligations incurred with respect to the Premises as a result of this Deed of Trust or the Note, or any of the transactions described herein or therein (this covenant to survive the repayment of the Secured Indebtedness, the termination of this Deed of Trust, the exercise of any rights hereunder and the acceptance of any deeds in lieu of foreclosure or similar documents, and shall continue until the expiration of any applicable periods of limitation with respect to any of the foregoing matters). TO PROTECT THE SECURITY OF THIS DEED OF TRUST, GRANTOR HEREBY COVENANTS AND AGREES UNTO TRUSTEE AND BENEFICIARY AS FOLLOWS:
Payment of Secured Indebtedness. Grantor shall pay and perform when due the Secured Indebtedness in accordance with the terms of the Note and the other Credit Documents.
Compliance  with  Lease  Agreement.
     Grantor shall: (i) pay all rents and other amounts required to be paid by Grantor, as a tenant under and pursuant to the provisions of the Lease Agreement, as and when those rents and other amounts are payable or within any applicable cure period provided for in the Lease Agreement; (ii) diligently perform and observe all of the terms, covenants and conditions of the Lease Agreement when due or within any applicable cure periods provided for in the Lease Agreement; and (iii) in the event Beneficiary is not also the lessor under the Lease Agreement, promptly notify Beneficiary of the giving of any notice by Grantor or the landlord under the Lease Agreement of any default of the other in the performance or observance of any of the terms, covenants or conditions of the Lease Agreement and promptly provide Beneficiary a copy of any such notices or any other requests or other materials at any time provided by the Grantor to such lessor or by such lessor to the Grantor. Grantor shall not surrender the leasehold estate created by the Lease Agreement except upon the expiration of the term provided for therein or terminate or cancel the Lease Agreement prior to the expiration of the term provided for therein or, at anytime that Beneficiary is not also the lessor under the Lease Agreement, modify, change, supplement, alter or amend the Lease Agreement, in any respect, either orally or in writing, without the consent of Beneficiary, and Grantor hereby assigns to Beneficiary as further security for the payment and performance of the Secured Indebtedness, the right to exercise on behalf of Grantor from and after the occurrence of an Event of Default hereunder or under any of the other Credit Documents, all of the rights, privileges and prerogatives of Grantor, as tenant under the Lease Agreement, to surrender the leasehold estate created by the Lease Agreement or to terminate, cancel, modify, change, supplement, alter, or amend the Lease Agreement, and any such surrender of the leasehold estate or termination, cancellation, modification, change, supplement, alteration or amendment of the Lease Agreement without the prior written consent of Beneficiary at a time when Beneficiary is not also the lessor under the Lease Agreement shall be null and void and of no force and effect. At any time that Beneficiary is not also the lessor under the Lease Agreement, Grantor shall not waive any material default by the lessor under the Lease Agreement without the prior written consent of Beneficiary. If the Grantor shall default in the performance or observance of any term, covenant or condition in the Lease Agreement and shall fail to cure such default within any applicable cure period set forth in the Lease, then without limiting the generality of the other provision of this Deed of Trust, and without waiving or releasing Grantor from any of its obligations hereunder, Beneficiary shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all the terms, covenants and conditions of the Lease Agreement on the part of Grantor to be performed or observed to be promptly performed or observed on behalf of Grantor to the end that the rights of Grantor in, to and under the Lease Agreement shall be kept unimpaired and free from default, even if the existence of such Event of Default or its nature is questioned or denied by Grantor or by any party on behalf of Grantor. If Beneficiary shall make any payment or perform any act or take any action in accordance with the preceding provisions, then the payment, performance or action shall not remove or waive, as between Grantor and Beneficiary, the Event of Default hereunder, and Grantor shall immediately reimburse Beneficiary for all amounts paid with interest thereon at the Default Rate provided in the Note, which amount shall be secured by this Deed of Trust. Upon request by Beneficiary or as otherwise required, in the event that Beneficiary is not also the lessor under the Lease Agreement, then Grantor shall provide Beneficiary with receipts and other evidence of payment of the rents and other sums payable under the Lease Agreement. At any time that Beneficiary is not also the lessor under the Lease Agreement, Grantor will not subordinate or consent to the subordination of the Lease Agreement to any mortgage, deed of trust, lease or other interest on or in the landlord's interest in all or any part of the Premises unless, in each such case, the written consent of Beneficiary shall have been first had and obtained. Grantor shall not knowingly take any other action which would have a material effect on the terms of the Lease Agreement or otherwise affect Grantor's rights in and to the Premises.
     Beneficiary and any persons authorized by Beneficiary shall have the right to enter and inspect the Premises on reasonable advance notice and at all reasonable times and access thereto shall be permitted for that purpose.
Possession of Premises; No Assignments or Liens. Grantor shall not sell, exchange, assign, loan, deliver, lease, transfer, mortgage or otherwise dispose of or encumber all or any portion of the Premises, other than sales or other dispositions of the personal property or fixtures located thereat in the ordinary course of business, assignments of the Lease or any portion thereof or subletting of the Premises or any portion thereof in accordance with the terms of the Lease Agreement and encumbrances of the Premises or any portion thereof permitted by the terms of the Lease Agreement. Without limiting the generality of the foregoing, Grantor agrees not to assign the Lease Agreement or any of its rights or obligations thereunder or sublet the Premises or any part thereof without the concurrent payment in full of the portion of the Secured Indebtedness required to be prepaid upon such assignment in accordance with the terms of the Note. Grantor further agrees not to create, incur, assume or permit to exist any mortgage, pledge, hypothecation, assignment, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind on Grantor's rights and interests in the Premises or any part thereof (other than liens allowed pursuant to the Lease Agreement). Environmental Matters.
     Grantor shall indemnify and hold Trustee and Beneficiary harmless from and against any and all losses, costs, damages, claims, liabilities and expenses, including attorneys' fees, incurred by either Beneficiary or Trustee arising out of or relating to (i) the presence as a result of the acts or omissions of Grantor of any Hazardous Materials on the Premises or on any other real property now or hereafter securing payment of the Secured Indebtedness and (ii) any violation or alleged violation of Applicable Law attributable to events occurring from and after Grantor's acquisition of any interest in the Premises (including Grantor's leasehold interest or the exacerbation of prior existing conditions by the acts, omissions or negligence of Grantor). Grantor understands and agrees that the indemnity provided herein shall survive the payment and performance of the Secured Indebtedness, the termination of this Deed of Trust, the exercise of any rights hereunder and the acceptance of any deeds in lieu of foreclosure or similar documents, and shall continue in full force and effect until the expiration of any applicable periods of limitation with respect to any loss or liability covered by such indemnity.
     As used in this Deed of Trust, the term "Hazardous Materials" shall mean all materials defined as a hazardous or toxic waste or substance under any Applicable Law, and petroleum, petroleum products, oil and asbestos.
     The representations, covenants and indemnities contained in this Section 7 are to be in addition to and not in lieu of any similar representations, covenants or indemnities contained in any other Credit Document. Default. Each of the following events shall constitute an "Event of Default" under this Deed of Trust:
     should Grantor fail to pay or perform the Secured Indebtedness or any part thereof when and as the same shall become due and payable (subject to any applicable cure periods provided in the Credit Documents);
     should any warranty or representation of Grantor contained herein or in any of the other Credit Documents prove untrue in any material aspect; or
     should Grantor fail to keep, observe, perform, carry out and execute the covenants, agreements, obligations and conditions set out herein or in any other Credit Document when due or within any applicable cure period.
Remedies Upon Default; Power of Sale. Upon the occurrence of any Event of Default, Trustee or Beneficiary may declare all Secured Indebtedness to be due and payable and the same shall thereupon become due any payable without any presentment, demand, protest or notice of any kind. Thereafter, Trustee and Beneficiary may:
     Either in person or by agent, with or without bringing any action or proceeding, enter upon and take possession of the Premises, or any part thereof, in its own name, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Premises, or part thereof or interest therein, increase the income therefrom or protect the security hereof and, with or without taking possession of the Premises, sue for or otherwise collect the Rents, including those past due and unpaid. The entering upon and taking possession of the Premises, the collection of such Rents, and the application thereof as aforesaid, shall not cure or waive any Event of Default or invalidate any act done in response to such Event of Default and, notwithstanding the continuance in possession of the Premises or the collection, receipt and application of Rents, Beneficiary shall be entitled to exercise every right provided for in any of the Credit Documents or by law or equity upon occurrence of any Event of Default, including the right to exercise the power of sale herein provided.
     Proceed to foreclose this leasehold Deed of Trust by judicial proceedings or may, at the option of Trustee or Beneficiary, proceed to advertise the sale of the Premises in the way and manner required by law in the Commonwealth of Virginia for foreclosure sales under power of sale, giving the time, terms and place of sale, and dispose of the Premises at public auction in front of the Courthouse of the County in which the Premises or any part are located, to the highest and best bidder for cash in hand or for such other consideration as Trustee or Beneficiary may elect to accept. Trustee need not personally attend or conduct such sale and may, at its option, cause the sale to be conducted by an agent or attorney selected by it. Trustee, Beneficiary may bid at such sale. Trustee is hereby authorized to make to the purchaser at such sale all necessary title papers and place the purchaser in peaceable possession of the Premises. Trustee shall collect the proceeds of such sale, applying such proceeds as provided in Section 14. Grantor agrees that possession of the Premises during the existence of the Secured Indebtedness by Grantor, or any person claiming under Grantor, shall be that of tenant under Trustee, and, in case of a sale, as herein provided, Grantor or any person in possession under Grantor shall then become and be tenants holding over, and shall forthwith deliver possession to the purchaser at such sale, or be summarily dispossessed in accordance with the provisions of law applicable to tenants holding over. The power and agency hereby granted are coupled with an interest and are irrevocable and are in addition to any and all other remedies which Trustee or Beneficiary may have at law or in equity.
Assignment of Leases and Rents. The assignment of Leases and Rents contained in this Deed of Trust, shall constitute an absolute assignment of such Leases and Rents to Trustee for the benefit of Beneficiary and to Beneficiary, and Grantor hereby assigns and transfers to Trustee and to Beneficiary all of such Leases and Rents as security for the prompt payment and performance of all of the Secured Indebtedness. Notwithstanding the assignment of Leases and Rents contained in this Deed of Trust, so long as no Event of Default has occurred, Grantor shall have a license (such license to be deemed revoked upon the occurrence of an Event of Default) to collect, retain and enjoy all Rents (provided such are paid no more than 30 days in advance), provided that the existence or exercise of any such right of Grantor shall not operate to subordinate the assignment of Leases and Rents contained in this Deed of Trust to any subsequent assignment, in whole or in part, by Grantor, and any subsequent assignment by Grantor shall be subject to the rights of Trustee and Beneficiary hereunder. The assignment of Leases and Rents contained in this Deed of Trust shall not be deemed or construed to constitute Trustee or Beneficiary as a mortgagee in possession nor obligate Trustee or Beneficiary to take any action or to incur any expenses or perform or discharge any obligation, duty or liability or to permit Grantor to enter into any Leases except in accordance with the terms of this Deed of Trust.
Uniform Commercial Code. For the purpose of noting the names and addresses of the debtor and the secured party under the Uniform Commercial Code of the Commonwealth of Virginia, it is hereby acknowledged and agreed that the Grantor's (debtor's) name is Emeritus Corporation and the Beneficiary's (secured
                             --------------------
party's) name is HRT Holdings, Inc., and the addresses of the Grantor (debtor) and Beneficiary (secured party) are set forth above. In addition to all other remedies set forth in this Deed of Trust, the parties expressly agree that with respect to the portion of the Premises constituting fixtures and personal property (tangible and intangible) which are the property of Grantor, this Deed of Trust is hereby made and declared to be a security agreement in compliance with the provisions of Uniform Commercial Code as enacted in the Commonwealth of Virginia, and Grantor hereby grants to Beneficiary a continuing security interest in the Premises as security for the prompt payment and performance of all of the Secured Indebtedness. Upon the occurrence of any Event of Default hereunder, in addition to all other remedies contained in this Deed of Trust, Beneficiary shall have all remedies available to a secured party pursuant to the Uniform Commercial Code as enacted in Virginia.
Payment of Costs of Exercising Remedies. Grantor covenants and agrees to pay Trustee and Beneficiary all reasonable expenditures and expenses which may be paid or incurred by or on behalf of Trustee or Beneficiary for attorneys' fees, appraiser's fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, costs (which may be estimated as to items to be expanded after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, certificates of title, and similar data and assurances with respect to title, environmental audits and other items as Trustee or Beneficiary may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale the true condition of the title to or the value of the Premises and other reasonable expenditures and expenses incurred by or on behalf of Beneficiary in connection with the exercise of any remedy under this Deed of Trust. All expenditures and expenses of the nature in this paragraph mentioned, and such expenses and fees as may be reasonably incurred in the protection of the Premises and the maintenance of the interest of this Deed of Trust, including the fees of any attorney employed by Trustee or Beneficiary in any litigation or proceeding affecting this Deed of Trust or the Premises, including probate and bankruptcy proceedings, or in preparations for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Grantor, with interest thereon at the Default Rate provided in the Note and shall be secured by this Deed of Trust.
Grantor's Waiver of Certain Rights. Grantor waives the benefit of all laws now existing or that hereafter may be enacted providing for (i) any appraisement before sale of any portion of the Premises, and (ii) in any way extending the time for the enforcement of the collection under the Note or the debt evidenced thereby or any other Secured Indebtedness or creating or extending a period of redemption from any sale made in collecting said Secured Indebtedness. To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Grantor, for Grantor, Grantor's representatives, successors and assigns, and for any and all persons ever claiming any interest in the Premises, to the extent permitted by law, hereby waives and releases all rights of redemption (including, without limitation, the statutory rights of redemption and the equity of redemption) homestead, dower, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the Secured Indebtedness, and marshalling in the event of foreclosure of the liens hereby created.
Proceeds of Foreclosure. The proceeds of any foreclosure sale of the Premises or from the exercise of other rights hereunder shall be distributed and applied in the following order of priority: First, on account of all costs and expenses incident to the execution of this trust and incident to the foreclosure proceedings, including all such items as are mentioned in Section 12 hereof; Second, all other items which under the terms hereof constitute Secured Indebtedness additional to the principal amount evidenced by the Note or under any other Secured Indebtedness, with interest thereon as herein provided; Third, all principal and interest remaining unpaid on the Note and the other Secured Indebtedness in such manner as Beneficiary may elect in its sole discretion (and subject to the provisions of the Note); Fourth, any overage to the order of Grantor, its successors or assigns, as their rights may appear or to such other persons that may lawfully be entitled thereto.
Appointment of Receiver. Trustee and Beneficiary in any action to foreclose this Deed of Trust, or upon any Event of Default, shall be at liberty to apply for appointment of a receiver of the Premises. Such appointment may be made without notice, without regard to the solvency or insolvency of Grantor at the time of application for such receiver and without regard to the then value of the Premises or whether the same shall be then occupied as a homestead or not, and Beneficiary may be appointed as such receiver. Such receiver shall have power:
(a) to collect the Rents subject, however, to the rights of the lessor under the Lease Agreement (in the event Beneficiary is not also the lessor under the Lease Agreement); (b) to extend or modify any then existing leases (including the Lease Agreement) and to make new leases, which extensions, modifications and new leases may provide for terms to expire, or for options to lessees or lessors to extend or renew terms to expire, beyond the maturity date of the Secured
Indebtedness and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale; provided, however, that any such leases, and the options or other such provisions to be contained therein, shall only be binding upon Grantor and all persons whose interests in the Premises are subject to this Deed of Trust to the extent that they do not increase or extend the obligations imposed on Grantor under the Lease Agreement at the time of the appointment of the receiver; and (c) all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Premises. The court from time to time may authorize the receiver to apply the net income in its hands in payment in whole or part of:
(i) the Secured Indebtedness, or any tax, special assessment or other lien which may be or become superior to this Deed of Trust or of such decree, provided such application is made prior to foreclosure sale; and (ii) the deficiency in case of a sale and deficiency.
Rights  of  Enforcement.
     Trustee and Beneficiary shall be entitled to enforce payment and performance of any Secured Indebtedness and to exercise all rights and powers under this Deed of Trust or under any other Credit Document or any laws now or hereafter in force, notwithstanding some or all of the Secured Indebtedness, may now or hereafter be otherwise secured, whether by deed to secure debt, mortgage, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement whether by court action or other powers herein contained, shall prejudice or in any manner affect the right of Trustee or Beneficiary to realize upon or enforce any other security now or hereafter held by Trustee or Beneficiary, it being agreed that Trustee and Beneficiary shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Trustee or Beneficiary in such order and manner as it may in its absolute discretion determine. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. Every power or remedy given by any of the other Credit Documents to Trustee or Beneficiary or to which it may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as it may be deemed expedient by Trustee and Beneficiary and Trustee and Beneficiary may pursue inconsistent remedies. No delay by Trustee or Beneficiary in exercising any right or remedy hereunder or under any other Credit Document, or otherwise afforded by law, shall operate as a waiver thereof or preclude the exercise thereof upon the occurrence of an Event of Default. No failure by Trustee or Beneficiary to insist upon the strict performance by Grantor under the Note, this Deed of Trust or any other Credit Document shall constitute a waiver of any such covenant or agreement, and no waiver by Trustee or Beneficiary of any Event of Default shall constitute a waiver of or consent to any subsequent Event of Default. No failure of Trustee or Beneficiary to exercise the option herein granted to accelerate the maturity of the Secured Indebtedness, nor any forbearance by Trustee or Beneficiary before or after the exercise of such option, nor any withdrawal or abandonment by Trustee or Beneficiary of the exercise  of  the  power  of  sale  herein  granted  or  any  of  Trustee's  or
Beneficiary's rights under such power, shall be construed as a waiver of any option, power or right of Trustee or Beneficiary hereunder.
     In case of any sale under this Deed of Trust by virtue of the exercise of the power herein granted, or pursuant to any order in any judicial proceedings or otherwise, at the election of Trustee or Beneficiary, the Premises or any part thereof may be sold in one parcel and as an entirety, or in such parcels, manner or order as Trustee or Beneficiary in its sole discretion may elect, and one or more exercises of the powers herein granted shall not extinguish or exhaust the power unless the entire Premises are sold or the Secured Indebtedness paid in full.
No  Merger  of  Fee  and  Leasehold  Estates;  Rejection  of  Lease  Agreement.
     So long as any portion of the Secured Indebtedness shall remain unpaid or unperformed or any obligations of Grantor exist in connection therewith, and unless Beneficiary shall otherwise consent, the fee title to the Premises and the leasehold estate therein created by the provisions of the Lease Agreement or other lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estate in Grantor, Trustee, Beneficiary, or any other person by purchase, operation of law or otherwise. Beneficiary reserves the right, at any time, to release portions of the Premises including, but not limited to, the leasehold estate created by the Lease Agreement, with or without consideration, at Beneficiary's election, without waiving or affecting any of its rights hereunder or under any of the other Credit Documents, and any such release shall not affect Beneficiary's rights in connection with the portion of the Premises not so released. If Grantor should become the owner and holder of the fee title to the Premises and the Secured Indebtedness related thereto shall not have been prepaid in accordance with the terms of the Note, the lien of this Deed of Trust shall spread to cover Grantor's fee title to the Premises and the fee title shall be deemed to be included in the Premises.
     if the Lease Agreement is terminated for any reason in the event of the rejection or disaffirmance of the Lease Agreement pursuant to the United States Bankruptcy Code, 11 U.S.C. 101 et seq. ~ as the same may be amended (the "Code") or any other law affecting creditors' rights: (i) Grantor, immediately after obtaining notice thereof, shall give notice thereof to Beneficiary; (ii) Grantor, without the prior written consent of Beneficiary, shall not elect to treat the Lease Agreement as terminated pursuant to Section 365(h) of the Code or any comparable federal or state statute or law, and any election by Grantor made without such consent shall be void; and (iii) this Deed of Trust and all of the liens, terms, covenants and conditions of this Deed of Trust shall extend to and cover Grantor's possessory rights under Section 365(h) of the Code and to any claim for damages due to the rejection of the Lease Agreement or other termination of the Lease Agreement. In addition, Grantor hereby assigns irrevocably to Beneficiary Grantor's rights to treat the Lease Agreement as terminated under Section 365(h) of the Code and to offset rents under the Lease Agreement in the event that any case, proceeding or other action is commenced by or against the landlord under the Code or any comparable federal or state statute or law, provided that Beneficiary shall not exercise such rights and shall permit Grantor to exercise such rights with the prior written consent of Beneficiary, not to be unreasonably withheld or delayed, unless an Event of Default shall have occurred and be continuing. Grantor hereby assigns to Beneficiary Grantor's right to reject the Lease Agreement under Section 365 of the Code or any comparable federal or state statute or law with respect to any case, proceeding or other action commenced by or against Grantor under the Code or comparable federal or state statute or law, provided that Beneficiary shall not exercise such right, and shall permit Grantor to exercise such right with the prior written consent of Beneficiary, not to be unreasonably withheld or delayed, unless an Event of Default shall have occurred and be continuing. Grantor hereby assigns to Beneficiary, Grantor's right to seek an extension of the 60-day period within which Grantor must accept or reject the Lease Agreement under Section 365 of the Code or any comparable federal or state statute or law with respect to any case, proceeding or other action commenced by or against Grantor under the Code or comparable federal or state statute or law, provided the Beneficiary shall not exercise such right, and shall permit Grantor to exercise such right with the prior written consent of Beneficiary, not to be unreasonably withheld or delayed, unless an Event of Default shall have occurred and be continuing; and provided, further, that the assignment provided for herein shall only be effective at such time, if any, as Beneficiary is not also the lessor under the Lease Agreement. Further, if Grantor shall desire to so reject the Lease Agreement at a time when Beneficiary is not also the lessor under the Lease Agreement, at the Beneficiary's request, Grantor shall assign its interest in the Lease Agreement to Beneficiary in lieu of rejecting the Lease Agreement as described above. Grantor hereby agrees that if the Lease Agreement is terminated for any reason in the event of the rejection or disaffirmance of the Lease Agreement under the Code or any other law affecting creditor's rights, any property not removed by Grantor as permitted or required by the Lease Agreement shall, at the option of Beneficiary and subject to any rights thereunder granted to lessor under the Lease Agreement, be deemed abandoned by Grantor, provided that Beneficiary may remove any such property required to be removed by Grantor pursuant to the Lease Agreement, and all reasonable expenses and costs associated with such removal shall be paid by Grantor within five days of receipt by Grantor of an invoice for such expenses and costs associated with such removal together with interest thereon until paid at the Default Rate provided in the Note.
Periodic Enforcement. Beneficiary shall have the right from time to time to sue for any sums, whether interest, principal or any installment of either or both, taxes, penalties, or any other sums required to be paid under the terms of this Deed of Trust, as the same become due, without regard to whether or not all of the Secured Indebtedness shall be due on demand, and without prejudice to the right of Beneficiary thereafter to enforce any appropriate remedy against the Grantor, including an action of foreclosure, or any other action, for a default or defaults by Grantor existing at the time such earlier action was commenced. Notice. Every provision for notice and demand or request shall be deemed fulfilled if complied with as set forth in the Note.
Time of the Essence. Time is of the essence of this Deed of Trust and the other Credit Documents.
Governing Law. The terms and provisions of this Deed of Trust shall be governed by and construed in accordance with the laws of the State of Tennessee (other than actions with respect to the enforcement of the rights and remedies set forth in this Deed of Trust, which shall be governed by the laws of the state in which the Premises are located notwithstanding any provisions to the contrary contained in this Deed of Trust).
Captions; Convenience. The captions or headings at the beginning of each Section hereof are for the convenience of the parties and are not a part of this Deed of Trust.
Further Assurances. Grantor shall execute and deliver (and pay the costs of preparation and recording thereof) to Beneficiary any further instrument or instruments, including, but not limited to, security deeds, security agreements, financing statements, assignments and renewal and substitution notes, so as to reaffirm, to correct and to perfect the evidence of the obligation hereby secured and the legal security title of Trustee for the benefit of Beneficiary to all or any part of the Premises intended to be hereby conveyed, whether now conveyed, later substituted for, or acquired subsequent to the date of this Deed of Trust and extensions or modifications thereof.
Severability. If this Deed of Trust is invalid or unenforceable as to any part of the Secured Indebtedness, or if the interest created hereby is invalid or unenforceable as to any part of the Premises, the unsecured or partially secured portion of the debt shall be completely paid prior to the payment of the remaining and secured or partially secured portion of debt and all payments made on the debt, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by this Deed of Trust. In any action or proceeding involving bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if this Deed of Trust would otherwise be held or determined to be void, invalid or unenforceable on account of the amount of the Secured Indebtedness secured hereby, then notwithstanding any provision hereof to the contrary, the amount of Secured Indebtedness secured hereby (for purposes of this Deed of Trust only) shall be limited to the highest amount which is valid and enforceable as determined in any such action or proceeding. If any provision of this Deed of Trust or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent: (i) the validity and enforceability of the remainder of this Deed of Trust, and the validity and enforceability of that provision with respect to other persons and circumstances, shall not be affected; (ii) such provision, as to such person or circumstance shall be deemed modified to the minimum extent necessary to make such provision consistent with applicable law; and (iii) such provision shall be valid, enforceable and enforced in its modified form against such person or in such circumstance.
Successors and Assigns. This Deed of Trust shall be binding upon and inures to the benefit of and shall be enforceable by the successors and assigns of Grantor and Beneficiary; provided that Grantor may not assign or transfer any of its interests or obligations hereunder without the prior written consent of Beneficiary. Without limiting the generality of the foregoing, Grantor expressly acknowledges that this Deed of Trust is for the benefit of Beneficiary as the holder of the Note and to any successor holder of the Note. Acceptance of Trust. Trustee accepts this Trust when this Deed of Trust is made public record as provided by law. Except as otherwise provided by law, Trustee is not obligated to notify any party hereto of pending sale under this Deed of Trust or of any action or proceeding in which Grantor, Beneficiary or Trustee shall be a party, unless brought by Trustee. The necessity of Trustee herein named or any successor in trust, making oath or giving bond, is expressly waived. This Deed of Trust may be amended by written agreement between Grantor and Beneficiary without joinder by Trustee.
Successor Trustee. Grantor agrees that Beneficiary may, from time to time, without notice to Grantor and with or without cause, substitute a successor or successors to any Trustee named herein or acting hereunder to execute this Trust. Upon such appointment, and without conveyance to the successor Trustee, the latter shall be vested with all title, powers and duties conferred upon any Trustee herein named or acting hereunder. Each such appointment and substitution shall be made by written Deed of Appointment executed by Beneficiary containing reference to this Deed of Trust and its place of record, which, when duly filed for record in the proper office of the county or counties in which the Land is situated, shall be conclusive proof of proper appointment of the successor Trustee.
     25. Separate Deeds of Trust and Mortgages. Grantor has executed and delivered eight (8) separate deeds of trust and mortgages all of which secure the same Note by multiple leasehold interests in different jurisdictions, three
(3) of which leasehold interests are in the Commonwealth of Virginia. [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Deed of Trust has been duly executed and delivered by Grantor as of the date first above written.
GRANTOR:
EMERITUS  CORPORATION

By:/s/  Raymond  R.  Brandstrom
   ----------------------------
     Raymond  R.  Brandstrom
     -----------------------
Its:     Chief  Financial  Officer
         -------------------------
 STATE  OF  WASHINGTON
COUNTY  OF  KING
Before  me,                      a  Notary  Public  of  the  state  and  county
aforesaid,  personally  appeared                         ,  with  whom  I  am
personally  acquainted  (or proved to me on the basis of satisfactory evidence),
and  who,  upon  oath,  acknowledged  himself  to  be the                     of
Emeritus Corporation, the within named bargainor, a corporation, and that he, as such officer, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.

                                        Notary  Public
My  Commission  Expires:

                        VIRGINIA RECORDING TAX AFFIDAVIT
TO:     CLERK  OF  THE  CIRCUIT  COURT  FOR  THE  CITY/COUNTY  OF,  VIRGINIA
     The undersigned duly appointed representative of the Grantor under the Deed of Trust dated effective May 1, 2003 and presented herewith for recording (the "Deed of Trust"), hereby certifies that:
1.     The  total  principal  indebtedness  secured  by  the  Deed  of  Trust is
$1,000,000.00  of  which     $_N/A____________  is  a  refinance  of an existing
                              -----
indebtedness.
                          VIRGINIA STATE RECORDING TAX
2.     Based  on  the  calculations  set  forth  herein:
          a.     The  value  of  all  property  subject
               to  the  Deed  of  Trust  is                    $  __________.00
          b.     The  assessed  value  of  all  of  the  property
                subject  to  the  Deed  of  Trust  and  located
               in the Commonwealth of Virginia is               $ ___________.00
          c.     The  percentage  of  the  property,  based  on
               value,  subject  to  the  Deed  of  Trust  and
               located  in  the  Commonwealth  of  Virginia  is
_______%
          d.     100%  of  the  total  taxable  indebtedness  is
                 ---
$________.00
3.     The  Virginia  State Recording Tax on $________.00is $______.00 which has
                                                      ---
been  paid  in the City/County of                     shown by the attached copy
of  the  receipt  from  said  City/County.
                               LOCAL RECORDING TAX
4.     The  Local  Recording  Tax  on  $  _____________.00  is   $___________.00
5. The amount of Local Recording Tax attributable to each jurisdiction within the Commonwealth of Virginia is as follows:
JURISDICTION          VALUE          PERCENTAGE          LOCAL  TAX
_______________          ________          _______%          $________________
_______________          ________          _______%          _________________
_______________          ________          _______%          _________________
                                   EMERITUS  CORPORATION
                                   By:
                                   Its:
     Subscribed  and  sworn  to before me this ______ day of ____________, 2003.
                                   _____________________________
                                   Notary  Public
My  Commission  Expires:

                                   EXHIBIT "A"
                              PROPERTY DESCRIPTION